SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2002

Wells Real Estate Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092
(Address of principal executive offices) (Zip Code)

(770) 449-7800
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Item 2.    Acquisition of Assets

Nokia Dallas Buildings

On August 15, 2002, Wells Operating Partnership, L.P. (“Wells OP”), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust, Inc. (“Registrant”), purchased three adjacent office buildings containing an aggregate of 604,234 rentable square feet located in Irving, Texas for an aggregate purchase price of $119,550,000, plus closing costs (the “Nokia Dallas Buildings”). The Nokia Dallas Buildings consist of (1) a nine-story office building located at 6031 Connection Drive (the “Nokia I Building”), (2) a seven-story office building located at 6021 Connection Drive (the “Nokia II Building”), and (3) a six-story office building located at 6011 Connection Drive (the “Nokia III Building”). The Nokia I Building and Nokia III Building were built in 1999, and the Nokia II Building was built in 2000.

The Nokia Dallas Buildings are all leased entirely to Nokia, Inc., the U.S. operating subsidiary of Nokia Corporation (“Nokia”), under long-term net leases (i.e., operating and maintenance costs are paid by the tenant) for periods of 10 years, with approximately seven to eight years remaining on such leases. Nokia, the guarantor of the Nokia, Inc. leases, is a Finnish corporation whose shares are traded on the New York Stock Exchange. Nokia is a mobile communications company that supplies mobile phones and mobile, fixed broadband, and Internet protocol networks. Nokia sells its products in over 130 countries worldwide. Nokia reported a net worth, as of December 31, 2001, of approximately $12 billion Euros.

Since the Dallas Nokia Buildings are leased to a single tenant on a long-term basis under net leases that transfer substantially all of the operating costs to the tenant, the Registrant believes that financial information about the guarantor of the leases, Nokia, is more relevant to investors than financial statements of the property acquired. Nokia is a public company which currently files its financial statements in reports filed with the Securities and Exchange Commission, and following is summary financial data regarding Nokia taken from its previously filed public reports:

	FOR THE FISCAL YEAR ENDED
CONSOLIDATED PROFIT AND LOSS ACCOUNTS	DECEMBER 31, 2001	DECEMBER 31, 2000	DECEMBER 31, 1999
	(IN MILLIONS OF EUROS)
Net Sales	31,191	30,376	19,772
Operating Profit	3,362	5,776	3,908
Net Profit	2,200	3,938	2,577

CONSOLIDATED BALANCE SHEET DATA	DECEMBER 31, 2001	DECEMBER 31, 2000
	(IN MILLIONS OF EUROS)
Total Assets	22,427	19,890
Long-term liabilities	460	311
Shareholders’ Equity	12,205	10,808

For more detailed financial information regarding Nokia, please refer to the financial statements of Nokia, which are publicly available with the Securities and Exchange Commission at http://www.sec.gov.

The Nokia I Building is a nine-story building containing 228,678 rentable square feet. The Nokia I Building lease fully commenced in July 1999 and expires in July 2009. The current annual base rent payable under the Nokia I Building lease is $4,413,485.

The Nokia II Building is a seven-story building containing 223,470 rentable square feet. The Nokia II Building lease commenced in December 2000 and expires in December 2010. The current annual base rent payable under the Nokia II Building lease is $4,547,614.

The Nokia III Building is a six-story building containing 152,086 rentable square feet. The Nokia III Building lease commenced in June 1999 and expires in July 2009. The current annual base rent payable under the Nokia III Building lease is $3,024,990.

Nokia, Inc. has a right of first offer on the future sale of each of the Nokia Dallas Buildings.

2

Harcourt Austin Building

On August 15, 2002, Wells OP purchased a seven-story office building containing 195,230 rentable square feet located in Austin, Texas (the “Harcourt Austin Building”) for a purchase price of $39,000,000, plus closing costs. The Harcourt Austin Building was built in 2001 and is located at 10801 North Mopac Expressway, Austin, Texas.

The Harcourt Austin Building is leased entirely to Harcourt, Inc., a wholly owned subsidiary of Harcourt General, Inc. (“Harcourt General”), the guarantor of the Harcourt lease. Harcourt General is a Delaware corporation having its corporate headquarters in Newton, Massachusetts. Harcourt General is a worldwide education company that provides books, print, and electronic learning materials, assessments, and professional development programs to students and teachers in pre-kindergarten through 12th grade. Harcourt General was acquired in July 2001 by, and became a wholly owned subsidiary of, Reed Elsevier PLC, a privately held company.

The Harcourt lease commenced in July 2001 and expires in June 2016. The current annual base rent payable under the Harcourt lease is $3,353,040.

Item 7.    Financial Statements and Exhibits

(a)  Financial Statements.    Since it is impracticable to provide the required financial statements for the Harcourt Austin Building described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before October 28, 2002, by amendment to this Form 8-K, which date is within the 60-day period allowed to file such an amendment. The following unaudited pro forma financial statements of the Registrant relating to the acquisition of the Nokia Dallas Buildings are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Investment Trust, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2002 (unaudited)	F-2

Pro Forma Statement of Income for the year ended December 31, 2001 (unaudited)	F-4

Pro Forma Statement of Income for the six months ended June 30, 2002 (unaudited)	F-5

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/S/ LEO F. WELLS, III
Leo F. Wells, III President

Date: August 29, 2002

4

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc. included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for the period ended June 30, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of June 30, 2002 has been prepared to give effect to the third quarter 2002 acquisitions of the PacifiCare San Antonio Building, the Kerr McGee Property, the BMG Greenville Buildings, the Kraft Atlanta Building (the “Other Recent Acquisitions”) and the Nokia Dallas Buildings (collectively, the “Recent Acquisitions”) by Wells OP as if the acquisitions occurred on June 30, 2002.

The following unaudited pro forma statement of income for the six months ended June 30, 2002 has been prepared to give effect to the first and second quarter 2002 acquisitions of the Arthur Andersen Building, the Transocean Houston Building, Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building (collectively, the “2002 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Kerr McGee Property had no operations during the six months ended June 30, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property, the Travelers Express Denver Buildings and the Kerr McGee Property had no operations during 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, 2002 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2001.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2002

(Unaudited)

ASSETS

		Pro Forma Adjustments
	Wells Real Estate	Recent Acquisitions
	Investment Trust, Inc. (e)	Other		Nokia Dallas		Pro Forma Total
REAL ESTATE ASSETS, at cost:
Land	$110,330,449	$8,488,044	(a)	$9,100,000	(a)	$128,634,284
		345,443	(b)	370,348	(b)
Buildings, less accumulated depreciation of $37,717,737	689,490,969	46,302,615	(a)	110,831,069	(a)	853,019,628
		1,884,408	(b)	4,510,567	(b)
Construction in progress	16,081,841	379,901	(a)	0		16,461,742

Total real estate assets	815,903,259	57,400,411		124,811,984		998,115,654

CASH AND CASH EQUIVALENTS	341,909,775	(43,452,969	)(a)	(119,931,069	)(a)	372,072,298
		200,566,384	(c)
		(7,019,823	)(d)
INVESTMENT IN JOINT VENTURES	76,217,870	0		0		76,217,870
INVESTMENT IN BONDS	22,000,000	0		0		22,000,000
ACCOUNTS RECEIVABLE	10,709,104	0		0		10,709,104
DEFERRED LEASE ACQUISITION COSTS, net	1,790,608	0		0		1,790,608
DEFERRED PROJECT COSTS	14,314,914	(2,229,851	)(b)	(4,880,915	)(b)	14,223,971
		7,019,823	(d)
DEFERRED OFFERING COSTS	1,392,934	0		0		1,392,934
DUE FROM AFFILIATES	1,897,309	0		0		1,897,309
NOTE RECEIVABLE	5,149,792	0		0		5,149,792
PREPAID EXPENSES AND OTHER ASSETS, net	1,881,308	0		0		1,881,308

Total assets	$1,293,166,873	$212,283,975		$0		$1,505,450,848

LIABILITIES AND SHAREHOLDERS’ EQUITY

		Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc. (e)	Recent Acquisitions
		Other		Nokia Dallas	Pro Forma Total
LIABILITIES:
Accounts payable and accrued expenses	$11,840,214	$14,830	(a)	$0	$11,855,044
Notes payable	15,658,141	11,702,761	(a)	0	27,360,902
Obligations under capital lease	22,000,000	0		0	22,000,000
Dividends payable	4,538,635	0		0	4,538,635
Due to affiliates	2,106,790	0		0	2,106,790
Deferred rental income	1,013,544	0		0	1,013,544

Total liabilities	57,157,324	11,717,591		0	68,874,915

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		0	200,000

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 125,000,000 shares authorized, 45,589,053 shares issued and 144,366,772 outstanding at June 30, 2002	1,455,890	200,566	(c)	0	1,656,456
Additional paid-in capital	1,290,858,515	200,365,818	(c)	0	1,491,224,333
Cumulative distributions in excess of earnings	(43,991,669)	0		0	(43,991,669)
Treasury stock, at cost, 1,222,381 shares	(12,223,808)	0		0	(12,223,808)
Other comprehensive loss	(289,379)	0		0	(289,379)

Total shareholders’ equity	1,235,809,549	200,566,384		0	1,436,375,933

Total liabilities and shareholders’ equity	$1,293,166,873	$212,283,975		$0	$1,505,450,848

(a)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.

(b)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the purchase price.

(c)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2002 through Nokia Dallas acquisition date.

(d)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (c) above.

(e)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate					Recent Acquisitions
	Investment Trust, Inc.(f)	2001 Acquisitions		2002 Acquisitions		Other		Nokia Dallas		Pro Forma Total
REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$14,846,431	(a)	$4,020,112	(a)	$12,518,628	(a)	$ 86,938,526
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		0		0		4,832,809
Interest income	1,246,064	0		0		0		0		1,246,064
Take out fee	137,500	0		0		0		0		137,500

	49,308,802	12,460,926		14,846,431		4,020,112		12,518,628		93,154,899

EXPENSES:
Depreciation	15,344,801	5,772,761	(c)	5,356,374	(c)	1,584,975	(c)	4,613,665	(c)	32,672,576
Interest	3,411,210	0		0		0		0		3,411,210
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	1,505,269	(d)	5,452	(d)	0		8,493,879
Management and leasing fees	2,507,188	510,708	(e)	668,090	(e)	180,904	(e)	563,338	(e)	4,430,228
General and administrative	973,785	0		0		0		0		973,785
Amortization of deferred financing costs	770,192	0		0		0		0		770,192
Legal and accounting	448,776	0		0		0		0		448,776

	27,584,835	9,137,744		7,529,733		1,771,331		5,177,003		51,200,646

NET INCOME	$21,723,967	$ 3,323,182		$ 7,316,698		$2,248,781		$7,341,625		$ 41,954,253

EARNINGS PER SHARE, basic and diluted	$0.43									$0.26

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853									164,423,411

(a)	Rental income is recognized on a straight-line basis.

(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building and the ADIC Building.

(c)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(d)	Consists of nonreimbursable operating expenses.

(e)	Management and leasing fees are calculated at 4.5% of rental income.

(f)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.m

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2002

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate			Recent Acquisitions
	Investment Trust, Inc.(e)	2002 Acquisitions		Other		Nokia Dallas		Pro Forma Total
REVENUES:
Rental income	$38,571,815	$7,307,774	(a)	$2,652,335	(a)	$6,259,314	(a)	$54,791,238
Equity in income of joint ventures	2,478,686	0		0		0		2,478,686
Interest income	2,648,351	0		0		0		2,648,351
Take out fee	134,102	0		0		0		134,102

	43,832,954	7,307,774		2,652,335		6,259,314		60,052,377

EXPENSES:
Depreciation	12,903,282	2,588,546	(b)	963,740	(b)	2,306,833	(b)	18,762,401
Interest	880,002	0		0		0		880,002
Operating costs, net of reimbursements	2,063,997	300,018	(c)	79,067	(c)	0		2,443,082
Management and leasing fees	1,903,082	328,850	(d)	119,355	(d)	281,669	(d)	2,632,956
General and administrative	1,121,457	0		0		0		1,121,457
Amortization of deferred financing costs	424,992	0		0		0		424,992

	19,296,812	3,217,414		1,162,162		2,588,502		26,264,890

NET INCOME	$24,536,142	$4,090,360		$1,490,173		$3,670,812		$33,787,487

EARNINGS PER SHARE, basic and diluted	$0.22							$0.21

WEIGHTED AVERAGE SHARES, basic and diluted	110,885,641							164,423,411

(a)	Rental income is recognized on a straight-line basis.

(b)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(c)	Consists of nonreimbursable operating expenses.

(d)	Management and leasing fees are calculated at 4.5% of rental income.

(e)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.